SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  June 3, 2003

Asset Backed Securities Corporation,
Home Equity Loan Trust, Series 2003-HE3
Asset Backed Pass-Through Certificates, Series 2003-HE3

ASSET BACKED SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)
New York	333-86750	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 5.

Other Events.

On June 3, 2003, Asset Backed Securities Corporation (the “Company”) entered into a Pooling and Servicing Agreement dated as of June 1, 2003 (the “Agreement”) among Asset Backed Securities Corporation, as depositor, (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Ocwen Federal Bank, F.S.B., as servicer (the “Servicer”) and Wells Fargo Bank Minnesota, N.A., as trustee (the “Trustee”), providing for the issuance of the Company’s Asset Backed Pass-Through Certificates, Series 2003-HE3 (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

The Pooling and Servicing Agreement dated as of June 1, 2003, by and among the Company, the Seller, the Servicer and the Trustee.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 18, 2003.

ASSET BACKED SECURITIES CORPORATION

By:_/s/ Joseph C. Little__

Name: Joseph C. Little

Title:   Vice President

Exhibit Index

Exhibit		Page
99.1	The Pooling and Servicing Agreement dated as of June 1, 2003, by and among the Company, the Seller, the Servicer and the Trustee.	6

EXHIBIT 99.1